UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011
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TEL-INSTRUMENT ELECTRONICS CORP
(Exact name of registrant as specified in its charter)

New Jersey	33-18978	22-1441806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

728 Garden St Carlstadt, New Jersey 07072	(201) 933-1600
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events

Item 8.01   Other Events

On April 13, 2011, Tel-Instrument Electronics Corp issued a press release announcing the death of Harold K. Fletcher, the Company’s Chairman of the Board.

On April 12, 2011, the Board of Directors elected Robert H. Walker as its Chairman of the Board. Mr. Walker has been a director of the Company since 1984.

 A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

TEL-INSTRUMENT ELECTRONICS CORP

Date:	April 13, 2011	By /s/	Joseph P. Macaluso
Joseph P. Macaluso
Principal Accounting Officer

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